UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 8, 2024

ZEO SCIENTIFIX, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55008	47-4180540
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3321 College Avenue, Suite 246 Davie, Florida	33314
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 963-7881

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As used in this Current Report on Form 8-K (this “Report”), and unless otherwise indicated, the terms “the Company,” “ZEO,” “we,” “us” and “our” refer to Zeo ScientifiX, Inc.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth in Item 8.01 of this Report is incorporated into this item by reference.

Item 8.01	Other Events.

On July 8, 2024, we completed a $500,000 private financing (the “Financing”) with a single accredited investor (the “Investor”).

In the Financing, we sold and issued to the Investor 250,000 shares of our common stock (“Shares”) and warrants to purchase an additional 83,333 Shares (the “Warrants”) for a purchase price of $500,000. Each Warrant entitles the Investor to purchase an additional Share at an exercise price of $2.00 per Share (the “Exercise Price”) for a period of ten years from the date of issuance. The Warrants are exercisable on a “cashless” basis. The Exercise Price and number of Shares issuable upon exercise of the Warrants are subject to adjustment to give effect to stock splits, stock dividends and other recapitalization events and the sale of Shares at a purchase price less than the Exercise Price then in effect. We accorded the Investor certain piggy-back registration rights under the Securities Act of 1933, as amended (the “Securities Act”) with respect to the Shares purchased and the Shares underlying the Warrants purchased.

The above securities were issued and sold pursuant to the exemption from registration afforded by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder.

In addition to the foregoing, we also entered into a supply agreement with an affiliate of the Investor to sell our products to such party and entered into a non-binding term sheet with another affiliate of the Investor pursuant to which such affiliate will have the option (subject to various conditions including the negotiation and execution of definitive agreements) to invest in a newly formed subsidiary through which ZEO intends to conduct clinical trials on its present and planned products.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 12, 2024	ZEO SCIENTIFIX, INC.

	By:	/s/ Ian T. Bothwell
Ian T. Bothwell, Interim Chief Executive Officer and Chief Financial Officer

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